      As filed with the Securities and Exchange Commission on _______, 2002
                                                Registration No. 333-

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                              --------------------

                            APEX SILVER MINES LIMITED
             (Exact name of registrant as specified in its charter)


                              --------------------


          CAYMAN ISLANDS                             NOT APPLICABLE
   (State or other jurisdiction of                  (I.R.S. Employer
    incorporation or organization)                Identification Number)

                                CALEDONIAN HOUSE,
                               69 JENNETTE STREET
                            GEORGE TOWN, GRAND CAYMAN
                       CAYMAN ISLANDS, BRITISH WEST INDIES
                    (Address of principal executive offices)

                            APEX SILVER MINES LIMITED
                          EMPLOYEES' SHARE OPTION PLAN

                              --------------------

                                THOMAS S. KAPLAN
                             CHIEF EXECUTIVE OFFICER
                          APEX SILVER MINES CORPORATION
                         1700 LINCOLN STREET, SUITE 3050
                             DENVER, COLORADO 80203
                                 (303) 839-5060

            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                              --------------------

                       CALCULATION OF REGISTRATION FEE



================================================================================================================================
                                                                      PROPOSED             PROPOSED
                                                    AMOUNT             MAXIMUM             MAXIMUM
         TITLE OF SECURITIES                        TO BE           OFFERING PRICE         AGGREGATE           AMOUNT OF
          TO BE REGISTERED                        REGISTERED         PER SHARE(1)      OFFERING PRICE(1)    REGISTRATION FEE
--------------------------------------------- ------------------ ------------------- ------------------- -----------------------
Ordinary Shares (par value $.01per share)      1,400,000 shares       $13.00             $18,200,000            $1,674.40

================================================================================================================================

(1) Pursuant to Rule 457(h)(1), the price per share and aggregate offering price are based upon the average of the high and low prices of the Company's Ordinary Shares on May 10, 2002, as reported on the American Stock Exchange.

                                EXPLANATORY NOTE

     This Registration Statement registers 1,400,000 additional Ordinary Shares, $0.01 par value per share (the "Ordinary Shares"), of Apex Silver Mines Limited, (the "Company") issuable under the Company's Employees' Share Option Plan. The remaining 2,000,000 Ordinary Shares issuable under the Company's Employees' Share Option Plan have been previously registered by Registration Statement on Form S-8, No. 333-53185, which registration statement is hereby incorporated by reference.

ITEM 8.  EXHIBITS.


EXHIBIT
NUMBER                                   DESCRIPTION OF EXHIBITS
-------                                  -----------------------
   5.1      Opinion of Walkers regarding the legality of the Ordinary Shares being registered

  23.1      Consent of Walkers (included as part of Exhibit 5.1)

  23.2      Consent of PricewaterhouseCoopers LLP

  24.1      Power of Attorney (included on the signature page of this registration statement)

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, New York, on this 16th day of May, 2002.

                                              APEX SILVER MINES LIMITED

                                              By: /s/ THOMAS S. KAPLAN
                                                  ----------------------------
                                                  Thomas S. Kaplan
                                                  Chairman, Board of Directors

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas S. Kaplan and Keith R. Hulley, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


SIGNATURE                                      TITLE                            DATE
---------                                      -----                            ----
/s/ THOMAS S. KAPLAN
-----------------------------
Thomas S. Kaplan                      Chairman, Board of Directors            May 16, 2002
                                      (Principal Executive Officer)


SIGNATURE                                      TITLE                            DATE
---------                                      -----                            ----
/s/ HARRY M. CONGER
-----------------------------
Harry M. Conger                       Director                                May 16, 2002


/s/ DAVID SEAN HANNA
-----------------------------
David Sean Hanna                      Director                                May 16, 2002


/s/ CHARLES L. HANSARD
-----------------------------
Charles L. Hansard                    Director                                May 16, 2002


/s/ OVE HOEGH
-----------------------------
Ove Hoegh                             Director                                May 16, 2002


/s/ KEITH R. HULLEY
-----------------------------
Keith R. Hulley                       Director                                May 16, 2002


/s/ KEVIN R. MORANO
-----------------------------
Kevin R. Morano                       Director                                May 16, 2002


/s/ PAUL SOROS
-----------------------------
Paul Soros                            Director                                May 16, 2002


/s/ CHARLES B. SMITH
-----------------------------
Charles B. Smith                      Director                                May 16, 2002

                                  EXHIBIT INDEX


EXHIBIT
  NO.       DESCRIPTION
-------     ---------------------------------------------------------------------------------
   5.1      Opinion of Walkers regarding the legality of the Ordinary Shares being registered

  23.1      Consent of Walkers (included as part of Exhibit 5.1)

  23.2      Consent of PricewaterhouseCoopers LLP

  24.1      Power of Attorney (included on the signature page of this registration statement)